









THEJONESGROUP

2013 First Quarter Earnings
May 1, 2013

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial information systems;
- the Company's ability to secure and protect trademarks and other intellectual property rights;
- the effects of extreme or unseasonable weather conditions; and
- the Company's ability to implement its strategic initiatives to enhance profitability.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q1 Performance – Consolidated

($ in millions, except per share)	Q1-2013	Q1-2012
Total Revenue	$1,009	$936
Gross Profit	$349	$344
Gross Margin	34.6%	36.7%
SG&A	$315	$291
Operating Income	$34	$53
Income Attributable to Jones	$11	$24
Adjusted EPS	$0.15	$0.31

- Revenues driven by strong contribution from Jeanswear, Footwear & Accessories and International Retail
- Gross margins decreased 210 bps from the prior year primarily due to a higher level of promotions and the mix of business
- SG&A includes $6 million negative impact from foreign currency translation; otherwise expenses were well controlled
- Adjusted EPS in 2013 includes a $0.05 charge related to foreign currency translation

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Segment Performance

($ in millions)	Q1 - 2013	Q1 - 2012
Revenue -		
Domestic Wholesale Sportswear	$217	$234
Domestic Wholesale Jeanswear	$257	$185
Domestic Wholesale Footwear & Accessories	$241	$226
Domestic Retail	$126	$128
International Wholesale	$73	$73
International Retail	$84	$78
Segment Profit -		
Domestic Wholesale Sportswear	$14	$27
Domestic Wholesale Jeanswear	$35	$18
Domestic Wholesale Footwear & Accessories	$22	$20
Domestic Retail	($26)	($21)
International Wholesale	$7	$10
International Retail	($7)	($3)
Segment Margin -		
Domestic Wholesale Sportswear	6.3%	11.6%
Domestic Wholesale Jeanswear	13.6%	9.6%
Domestic Wholesale Footwear & Accessories	9.4%	9.1%
Domestic Retail	-20.9%	-16.4%
International Wholesale	9.8%	13.6%
International Retail	-7.8%	-4.4%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $45 million
- Inventory at quarter end: $498 million, up 5% from prior year
  - In line with increase in revenues
- Seasonal drawing on credit facility at quarter end of $65 million
  - Availability of $457 million
- Quarterly dividend: $0.05 per share
- 2013 YTD capital expenditures: ~ $16 million
- 2013 share repurchases: ~ $9 million, or ~ 763,000 shares

Five Pillars to Enhance Profitability



- ✓ Revitalizing Core Brands
- ✓ Investing in Emerging Brands
- ✓ Expanding International Footprint
- ✓ Improving Direct-to-Consumer Performance
- ✓ Maintaining Operational Excellence

Enhancing Profitability – Transformation Showing Results



Early Signs of Success

- 5 out of 6 core brands have grown
- Successfully diversifying portfolio from category, geographic & distribution perspective



Driving Performance

- Delivering outstanding products that resonate with consumers
- Concentrating on areas that offer greatest opportunity for revenue growth & profitability
  - Upscale & contemporary brands
  - International
  - Traditional core brands
  - Executing on our five pillars & maintaining a branded focus



Brand Management Approach

- Driving branded point-of-view more clearly & distinctly through design, creativity & merchandising

Aggressive Actions to Improve Profitability

On April 24, announced a strategic plan to improve domestic direct-to-consumer business, achieve operational excellence & enhance profitability

Closing ~170 underperforming domestic retail stores by mid-2014

- Plan is already underway & includes the 50 closings announced in 4Q12
- Upon completion, expect to operate a smaller, more productive chain of domestic stores
- Outlet stores to comprise higher percentage of the overall retail portfolio
- Domestic retail footprint post-restructuring: ~435 domestic doors (~350 outlets; also includes ~45 domestic Stuart Weitzman, Brian Atwood and Kurt Geiger doors not included in restructuring)

Continuing assessment of individual store profitability on an ongoing basis

- Converting certain stores to brands that offer greatest opportunity for growth & profitability

Optimizing wholesale channel with focus on sportswear

- Creating a more streamlined structure to support brand-focused organization
- Consolidating certain production, design & selling divisions & consolidation of distribution / supply chain facilities

Reducing domestic staff by 8%

- Retail: 18% (~750 staff);
- Wholesale (corporate, support & supply chain): 2% (~100 staff)
- Retail staff reductions & termination notifications began in April, will continue through 1H14

Expected financial benefits:

- ~ $40 million in annualized pre-tax savings & reduction of operating losses by mid-2014 (Domestic Retail ~40% of savings)
- Benefit to fiscal 2013 of ~$11 million
- Costs to achieve $40-$60M by mid-2014, $6M non-cash

Net Revenues by Brand – First Quarter Results



(In millions)
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
Total Revenues
$936
2012
% to total
Nine West $180
19.2%
Jones New York $175
18.7%
Gloria Vanderbilt $72
7.7%
Anne Klein $72
7.7%
Kurt Geiger Business $63
6.7%
Stuart Weitzman $66
7.1%
Easy Spirit $51
5.4%
Bandolino $40
4.3%
I.e.i. $17
1.8%
Kasper $27
2.9%
All others $173
18.5%
Total Revenues
$1,009
2013
% to total
Nine West $198
19.6%
Jones New York $160
15.9%
Gloria Vanderbilt $85
8.4%
Anne Klein $81
8.0%
Kurt Geiger Business $69
6.8%
Stuart Weitzman $64
6.3%
Easy Spirit $56
5.6%
Bandolino $48
4.8%
I.e.i. $31
3.1%
Kasper $26
2.6%
All others $191
18.9%
2012
2013
Core
Emerging
Category

Note: Kurt Geiger Business includes revenues from external brands of $34 million and $38 million in 2012 and 2013, respectively.

Net Revenues by Brand – Full Year Projection


(In millions)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Total Revenues
$3,798
2012
% to total
Total Revenues
$3,800 - $3,950
2013
% to total
Nine West $842
22.2%
Jones New York $643
16.9%
Kurt Geiger Business $305
8.0%
Anne Klein $257
6.8%
Stuart Weitzman $251
6.6%
Gloria Vanderbilt $235
6.2%
Easy Spirit $228
6.0%
Bandolino $150
3.9%
l.e.i. $128
3.4%
Kasper $114
3.0%
All others $645
17.0%
Nine West
22.5%
Jones New York
14.8%
Kurt Geiger Business
8.4%
Anne Klein
7.0%
Stuart Weitzman
7.0%
Gloria Vanderbilt
6.2%
Easy Spirit
6.0%
Bandolino
3.8%
l.e.i.
3.7%
Kasper
2.3%
All others
18.1%
2012
2013E
Core
Emerging
Category

Note: Kurt Geiger Business includes revenues from external brands of $169 million and $181 million in 2012 and 2013, respectively.

Full Year Revenues by Brand Classification

2012 Actual


Emerging Brands 18%
Category Labels 20%
Core Brands 62%

2013 Projection


Emerging Brands 19%
Category Labels 19%
Core Brands 62%

Net Revenues by Product Category


2012 Actual
Other
1%
Sportswear
27%
Jeanswear
20%
Footwear
&
Accessories
52%


2013 Projection
Other
1%
Sportswear
25%
Jeanswear
21%
Footwear
&
Accessories
53%

Full Year Distribution Channels


2012 Actual
Upscale Department Stores 15%
Department Stores 35%
Discounters 9%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%


2013 Projection
Upscale Department Stores 15%
Department Stores 34%
Discounters 9%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 4%
Company Operated Retail 17%

International Penetration



International Revenues ($ in millions)
$900
$600
$300
$0
% of Total Revenues
25%
20%
15%
10%
5%
0%
9%
8%
10%
17%
20%
21%
2008
2009
2010
2011
2012
2013P

THEJONESGROUP

2013 Guidance

($ in millions)	Revenue
Domestic Wholesale Sportswear	$700 - $720
Domestic Wholesale Jeanswear	$810 - $830
Domestic Wholesale Footwear and Accessories	$945 - $970
Domestic Retail	$565 – $590
International Wholesale	$340 - $365
International Retail	$400 - $425
Licensing, Other and Eliminations	$40-$50
Total Company	$3,800 – $3,950
Interest Expense	~ $ 61 Million
Equity in Income of Unconsolidated Affiliate	~ $ 2 Million
Effective Tax Rate	~37.0%
Depreciation and Amortization	~$ 103 Million
% of Net Earnings Applicable to Common Equity	~97%
Income Attributable to Noncontrolling Interest	~ ($2) Million
Weighted Average Shares	~ 74 Million
Capital Expenditures	~ $65 - $75 Million

(1) Total company assumes blended performance within forecasted segment ranges

Q1 2013 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP	Adjustments		Adjusted
Q1 2013 Net Revenues				
Domestic Wholesale Sportswear	$ 217	$ -		$ 217
Domestic Wholesale Jeanswear	257	-		257
Domestic Wholesale Footwear & Accessories	241	-		241
Domestic Retail	126	-		126
International Wholesale	73	-		73
International Retail	84	-		84
Licensing, Other and Eliminations	11	-		11
Total Company	$ 1,009	$ -		$ 1,009
Q1 2013 Gross Profit	$ 348	$ 1	(d)	$ 349
Q1 2013 SG&A	$ 331	$ (16)	(a-e)	$ 315
Q1 2013 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 10	$ 4	(b,d)	$ 14
Domestic Wholesale Jeanswear	34	1	(d)	35
Domestic Wholesale Footwear & Accessories	22	-	(d-e)	22
Domestic Retail	(35)	9	(a,d)	(26)
International Wholesale	6	1	(d)	7
International Retail	(8)	1	(b)	(7)
Licensing, Other and Eliminations	(12)	1	(b-d)	(11)
Total Segment Income (Loss)	$ 17	$ 17		$ 34
Interest expense	$ 16	$ 1	(f)	$ 17
Income (loss) attributable to Jones	1	10		11
Net income (loss) allocated to participating shares	-	-		-
Net income (loss) available to common stockholders of Jones	$ 1	$ 10		$ 11

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to acquisitions and other business development activities.

(d) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(e) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(f) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q1 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q1 2012 Net Revenues				
Domestic Wholesale Sportswear	$ 234	$ -		$ 234
Domestic Wholesale Jeanswear	185	-		185
Domestic Wholesale Footwear & Accessories	226	-		226
Domestic Retail	128	-		128
International Wholesale	73	-		73
International Retail	78	-		78
Licensing, Other and Eliminations	12	-		12
Total Company	$ 936	$ -		$ 936
Q1 2012 Gross Profit	$ 344	$ -		$ 344
Q1 2012 SG&A	$ 303	$ (13)	(a-e)	$ 290
Q1 2012 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 23	$ 4	(b,d,e)	$ 27
Domestic Wholesale Jeanswear	17	1	(d,e)	18
Domestic Wholesale Footwear & Accessories	18	2	(d,e)	20
Domestic Retail	(22)	1	(a,d,e)	(21)
International Wholesale	10	-		10
International Retail	(5)	2	(b,d)	(3)
Licensing, Other and Eliminations	(1)	3	(b,c,d)	2
Total Segment Income (Loss)	$ 40	$ 13		$ 53
Interest expense	$ 43	$ (28)	(f)	$ 15
(Loss) income attributable to Jones	(1)	25		24
Net (loss) income allocated to participating shares	-	-		-
Net (loss) income available to common stockholders of Jones	$ (1)	$ 25		$ 24

(a) Includes severance, fixed asset impairments and other charges and credits related to the closure of underperforming retail locations.

(b) Includes consulting fees, legal fees, accounting fees and the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger, and adjustments of the contingent consideration payable related to the Robert Rodriguez acquisition.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(f) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.